                                                                   EXHIBIT 10.10

                                SUB-SUBLEASE
                                ------------

THIS SUB-SUBLEASE ("Sub-sublease"), dated June , 1999 (the "Execution Date"), for reference purposes only, is entered into by and between Cadence Design Systems, Inc. a Delaware corporation ("Sub-sublandlord"), and eGain Communications Corporation, a Delaware corporation ("Sub-subtenant").

                                    RECITALS

     A. Sub-sublandlord subleases certain premises consisting of approximately 46,000 square feet of rentable area (the "Premises") which is the entire building located at 455 West Maude Avenue in Sunnyvale, California (the "Building"), pursuant to that certain Sublease Agreement, dated June 3, 1996 (the "Master Sublease"), between Sub-sublandlord, as tenant, and Cisco Systems, Inc., as successor-in-interest to Combinet, Inc., a California corporation, as sublandlord ("Sublandlord").

     B. Sublandlord subleases the Premises pursuant to that certain Lease Agreement, dated May 1995 (the "Master Lease"), between Sublandlord, as the lessee thereunder, and J.P, DiNapoli Companies, Inc. a _________________ corporation, as successor-in-interest to Sunnyvale Research Plaza Associates, a California limited partnership, as the lessor thereunder ("Landlord").

     C. Capitalized terms herein not otherwise defined herein shall have the same meanings as provided in the Master Sublease.

     D. Sub-sublandlord desires to lease the Premises to Sub-subtenant, and Sub-subtenant desires to lease the Premises from Sub-sublandlord, upon the terms and conditions provided for herein.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, Sub-sublandlord and Sub-subtenant covenant and agree as follows:

                                   AGREEMENT

    1.  Premises.  Upon and subject to the terms and conditions set forth
        --------
herein, Sub-sublandlord leases the Premises to Sub-subtenant, and Sub-subtenant hereby leases the Premises from Sub-sublandlord.

    2.  Term.
        ----

        (a) The term of this Sub-sublease shall commence on the date (the "Commencement Date") which is the later of (i) July 15, 1999, and (ii) fourteen (14) days after the date on which consent to this Sub-sublease is given by Sublandlord and Landlord.

        (b) Notwithstanding Paragraph 2(a) above, if for any reason Sub-sublandlord cannot deliver possession of the Premises to Sub-subtenant on the Commencement Date, Sub-sublandlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sub-sublease or the obligations of Sub-subtenant hereunder or extend the term hereof, but in such case Sub-subtenant shall not be obligated to pay Rent until possession of the Premises is tendered to Sub-subtenant.

        (c) The term of this Sub-sublease shall end on September 14, 2001; provided, however, that, subject to Paragraph 12 of this Sub-sublease, the term of this Sub-sublease shall terminate earlier in the event of the earlier termination of the Master Sublease for any cause whatsoever.

    3.  Rent.  The rent payable by Sub-subtenant for the Premises shall
        ----
consist of basic rental ("Basic Rent") plus certain additional rental ("Additional Rent"), all as provided below. Basic Rent, Additional Rent, and any other charges due under this Sub-sublease are hereinafter referred to collectively as "Rent."

        (a) From the Commencement Date until the first anniversary of the Commencement Date, or if such date is not the first day of a calendar month, until the first day of the calendar month in which such date occurs, Sub-subtenant shall pay to Sub-sublandlord in advance, on or before the first day of each month, without deduction or offset, monthly Basic Rent in the amount of $75,900.00 per month.

        (b) From the first anniversary of the Commencement Date, or if such date is not the first day of a calendar month, from the first day of the calendar month in which such date occurs, until the termination of this Sublease, Sub-subtenant shall pay to Sub-sublandlord in advance, on or before the first day of each month, without deduction or offset, monthly Basic Rent in the amount of $80,500.00 per month.

        (c) Sub-subtenant also shall pay, as Additional Rent, all additional rental amounts and such other charges as may be imposed by Sublandlord upon Sub-sublandlord under the Master Sublease.

        (d) To the extent that Additional Rent due under the Master Sublease is on a monthly basis, such Additional Rent shall be paid to Sub-sublandlord as en Basic Rent is paid. All Rent shall be paid to Sub-sublandlord at the address specified for Sub-sublandlord below, or to such other person or to such other place as Sub-sublandlord may from time to time designate in writing. To the extent that Additional Rent is payable on an estimated basis pursuant to the Master Sublease, the Additional Rent due hereunder shall be adjusted between the parties (with appropriate reimbursements or additional payments) within twenty (20) days after the actual Additional Rent due under the Master Sublease has been determined and notice thereof has been delivered to Sub-subtenant.

        (e) Sub-sublandlord shall pay all "Rent" and other monetary amounts required to be paid under the Master Sublease (collectively, "Underlying Rent") on or before the date such amounts become due and payable thereunder. If Sub-sublandlord fails to make any payment of Underlying Rent as and when required under the Master Sublease, Sub-subtenant shall have the right, but not the obligation, to make such payments on behalf of Sub-sublandlord, in which event Sub-subtenant shall have the right to offset any amounts so paid against Rent payable under this Sub-sublease.

        (f) In the event of any casualty or condemnation affecting the Premises, Rent payable by Sub-subtenant shall be proportionately abated, but only as to the portion of the Premises damaged or taken; and only to the extent that Underlying Rent payable under the Master Sublease is abated. Sub-subtenant shall have no right to terminate the Sub-sublease in connection with any casualty or condemnation except to the extent that the Master Sublease is also terminated as to the Premises or any portion thereof.

    4.  Pre-Paid Rent.  On the Execution Date, Sub-subtenant shall prepay the
        -------------
first full month's Basic Rent; provided that in the event that the Commencement Date does not occur, such amount shall be refunded to Sub-subtenant.

    5.  Security Deposit.  On the Execution Date, Sub-subtenant shall pay
        ----------------
cash to Sub-sublandlord in the amount of $80,500.00 (the "Security Deposit"), as security for the full and faithful performance of Sub-subtenant's obligations under this Sub-sublease. If Sub-subtenant defaults on its obligations hereunder, Sub-sublandlord may use any or all of the Security Deposit to cure the default or compensate the Sub-sublandlord for its damages and expenses resulting from the default, in which event, Sub-subtenant shall promptly deposit with Sub-sublandlord the sum necessary to restore the Security Deposit to the full amount set forth above. Upon termination of this Sub-sublease, Sub-sublandlord shall return the balance of the Security Deposit to Sub-subtenant. Sub-sublandlord shall be entitled to commingle the Security Deposit with its general funds. Sub-subtenant shall have no right to interest on the Security Deposit.

    6.  Condition of Premises.  Except as otherwise expressly provided herein,
        ---------------------
Sub-sublandlord subleases the Premises to Sub-subtenant strictly in their present "as-is" and "with all faults" condition. Upon delivery the Premises shall be broom clean, all mechanical systems shall be in working order and Sub-sublandlord shall have removed the security system and the telephone switch from the Premises. By its acceptance of possession of the Promises Sub-subtenant acknowledges that the Premises are in tenantable condition and that all mechanical systems are in good working order as of the Commencement Date.

    7.  Master Sublease.  This Sub-sublease shall be subject and subordinate
        ---------------
to all of the terms, covenants and conditions of the Master Sublease, and Sublandlord shall have all rights in respect of the Master Sublease and the Premises as set forth therein. Sub-subtenant acknowledges that the Master Sublease Is subject and subordinate to all of the terms, covenants and conditions of the Master Lease, and Landlord shall have all rights in respect of the Master Lease and the Premises as set forth therein. Except for payments and rent under Article 3 of the Master Sublease (which payments shall be made by Sub-sublandlord), and, except as otherwise provided in Paragraph 8 hereof, Sub-subtenant hereby assumes and agrees to perform for Sub-sublandlord's benefit, during the term of this Sub-sublease, all of Su b-sublandlord's obligations under the Master Sublease, including all obligations incorporated therein from the Master Lease (the "Assumed Obligations"), which accrue during the term of this Sub-sublease.

    8.  Incorporation of Master Sublease.
        --------------------------------

        (a) Subject to the exclusions, limitations and modifications set forth in this Sub-sublease, the terms, covenants and conditions of the Master Sublease are incorporated in this Sub-sublease by reference so that, except to the extent that they are excluded, limited or otherwise modified by the provisions of this Sub-sublease for the purpose of incorporation by reference, each and every term, covenant and condition of the Master Sublease, including all obligations incorporated therein from the Master Lease, which bind or inure to the benefit of the Sublandlord under the terms of the Master Sublease shall, in respect of this Sub-sublease, bind or inure to the benefit of Sub-sublandlord. Further, subject to the exclusions, limitations and modifications set forth in this Sub-sublease, the terms, covenants and conditions of the Master Sublease are incorporated in this Sub-sublease by reference so that, except to the extent that they are excluded, limited or otherwise modified by the provisions of this Sub-sublease for the purpose of incorporation by reference, each and every term, covenant and condition of the Master Sublease, including all obligations incorporated therein from the Master Lease, which bind or inure to the benefit of the Subtenant under the terms of the Master Sublease shall, in respect of this Sub-sublease, bind or inure to the benefit of Sub-subtenant. Such incorporation shall have the same force and effect as if such terms, covenants and conditions were completely set forth in this Sub-sublease, and as if the words "Sublessor" and "Sublessee," or words of similar import, wherever the same appear in the Master Sublease, were construed to mean respectively, "Sub-sublandlord" and "Sub-subtenant" in this Sub-sublease, and as if the Word "Sublease," or words of similar import, wherever the same appear in the Master Sublease, were construed to mean this "Sub-sublease." Sub-subtenant represents that it has examined, read and is familiar with the terms, covenants and conditions of the Master Sublease and the Master Lease to the extent the Master Lease is incorporated into the Master Sublease. Sub-subtenant accepts those terms, covenants and conditions and obligations thereof which have been incorporated herein.

        (b) The following sections of the Master Sublease are not incorporated as a part of this Sub-sublease and are expressly excluded herefrom (except insofar as the same may be referenced elsewhere in this Sub-sublease for purposes of identification or definition of certain matters): Article 1 (Sublease); Article 2 (Term); Section 3.1 (Base Rent); Section 3.4 (Security Deposit); Section 16.3 (Master Landlord's Consent); Section 16.6 (Broker);
Section 16.8 (Sublessor's Representations).

         (c) The following limitations shall apply to the interpretation and enforcement of the incorporated terms, covenants and conditions of the Master
Sublease:

              (i) Except with respect to the time for payment of Rent, the time limits contained in the Master Sublease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the Sub-sublandlord, as subtenant thereunder, or for the exercise by the Sub-sublandlord, as subtenant thereunder of any right, remedy or option, are changed for the purposes of incorporation herein by reference by shortening the same in each instance by two (2) business days, so that in each instance Sub-subtenant shall have two (2) business days less time to observe or perform hereunder than Sub-sublandlord has as the subtenant under the Master Sublease.

              (ii) Any non-liability, release, indemnity or hold harmless provision, and any provisions pertaining to waiver of subrogation rights and or the naming of a party under an insurance policy, in the Master Sublease for the benefit of the Sublandlord which is incorporated herein by reference, shall be deemed to inure to the benefit of Sub-sublandlord and Sublandlord, for the purpose of incorporation by reference in this Sub-sublease.

              (iii) Any right of the Sublandlord for access or inspection and any right of the Sublandlord under the Master Sublease to do work in the Premises, and any right of the Sublandlord in respect of rules and regulations, shall be deemed to inure to the benefit of Sub-sublandlord and the Sublandlord, for the purpose of incorporation by reference in this Sub-sublease.

              (iv) if any of the express provisions of this Sub-sublease shall conflict with any of the provisions incorporated by reference, such conflict shall be resolved in every instance in favor of the express provisions of this Sub-sublease. If any incorporated provision of the Master Sublease cross-references a provision of the Master Sublease which is not incorporated in this Sub-sublease, such cross-referenced Master Sublease provision shall be disregarded except to the extent required for a fair and equitable interpretation of the incorporated Master Sublease provision.

              (v) Any obligation of Sub-sublandlord which is contained in this Sub-sublease by the incorporation by reference of the provisions of the Master Sublease shall be observed or performed by Sub-sublandlord using reasonable good faith efforts to cause the Sublandlord under the Master Sublease to observe and/or perform the same, and Sub-sublandlord shall have a reasonable time do so after written notice from Sub-subtenant specifying with reasonable particularity the deficiency in Sublandlord's performance under the Master Sublease. Sub-sublandlord shall not be required to furnish, supply, install, maintain or repair anything under any provision of the Master Sublease. Sub-subtenant shall not in any event have any rights in respect of the Premises greater than Sub-sublandlord's rights under the Master Sublease, and notwithstanding any provision to the contrary, as to obligations that pertain to the Premises and Common Area, and are part of this Sub-sublease by the incorporation by reference of provisions of the Master Sublease, Sub-sublandlord shall not be required to make any payment or to perform any obligation, and Sub-sublandlord shall have no liability to Sub-subtenant for any matter whatsoever, except for Sub-sublandlord's obligation to pay the Underlying Rent and to use reasonable good faith efforts, upon request of Sub-subtenant, to cause the Sublandlord to observe and/or perform Sublandlord's obligations under the Master Sublease. Sub-sublandlord shall not be responsible for any failure or interruption, for any reason whatsoever, of the services or facilities that may be appurtenant to or supplied at the Building by Landlord. Sub-subtenant hereby expressly waives the provisions of any statute, ordinance or judicial decision which would give Sub-subtenant rights to make repairs at the expense of Sub-sublandlord.

              (vi) With respect to any approval or consent required to be obtained from Sublandlord under the Master Sublease, such approval or consent must be obtained from Landlord, Sublandlord, and Sub-sublandlord. Any approval or consent required of Sub-sublandlord conclusively shall be deemed reasonably withheld if approval or consent also is required of the Sublandlord or Landlord, and Sublandlord or Landlord withholds approval or consent.

         (d) Sub-subtenant shall fully perform all of the Assumed Obligations and shall indemnify, defend, protect, and hold harmless Sub-sublandlord from any and all liability, damages, liabilities, claims proceedings, actions, demands and costs (including reasonable attorneys' fees) resulting, directly or indirectly, from Sub-subtenant's failure to perform the Assumed Obligations unless such failure is caused in whole or in part by Sub-sublandlord's gross negligence or willful misconduct.

          (e) Without limiting the generality of the foregoing, for purposes of incorporating the terms, covenants and conditions of the Master Sublease into this Sub-sublease, the following provisions of the Master Sublease are amended as follows:

              (i) Under Article 3 of the Master Sublease, Sub-sublandlord shall be entitled to rely on any statement or estimate from Landlord regarding the calculation and payment of Additional Rent and shall be under no duty to verify the same.

              (ii) Under Article 7 of the Master Sublease, Sub-sublandlord shall only be required, after written request by Sub-subtenant, to use commercially reasonable good faith efforts to cause Sublandlord to fulfill its obligations under the Master Sublease.

              (iii) Under Article 15 of the Master Sublease, upon surrender of the Premises at the expiration or earlier termination of this Sub-sublease, Sub-subtenant shall return the Premises to Sub-sublandlord in the same condition as existed upon delivery of the Premises to Sub-subtenant, prior to the construction of any alterations or improvements as may be made by Sub-subtenant reasonable wear and tear excepted; provided, however, that Sub-subtenant shall not be required to remove such alterations or improvements if Landlord shall agree in writing to waive its right to require Sub-sublandlord to remove such alterations or improvements upon surrender of the Premises to Landlord.

    9.  Notice.  Any notice required hereunder to be given to Sub-sublandlord
        ------
shall be to the address as provided adjacent to Sub-sublandlord's signature below, or at such other address as Sub-sublandlord may from time to time designate in writing; and Sub-subtenant's notice address shall be as provided adjacent to Sub-subtenant's signature below, provided that after Sub-subtenant takes occupancy of the Premises, notices shall be sent to Sub-subtenant at the address of the Promises. Any notice required or permitted under this Sub-sublease shall be deemed to have been delivered upon actual receipt or upon refusal of delivery. Notices under this Sub-sublease shall be permitted to be transmitted by overnight courier service or by facsimile, in addition to the other methods permitted under the Master Sublease. Notices sent by facsimile shall be followed by a mailed copy to the recipient's notice address and shall be effective (a) on the date received if transmission is made on a business day and received before 5:00 p.m. that same day, or (b) in all other cases, on the business day next following receipt of the facsimile transmission.

    10.  Assignment and Sub-subletting.  Except as expressly permitted under the
         -----------------------------
Master Sublease and Master Lease, Sub-subtenant shall not assign this Sub-sublease or sublet all or any part of the Premises, or hypothecate or otherwise encumber its interest under this Sub-sublease, or allow any other person or entity to use or occupy all or any part of the Premises. Notwithstanding the foregoing, Sub-sublandlord will not unreasonably withhold its consent to a further assignment or Sublease of all or a portion of the Premises as permitted by the Master Lease and the Master Sublease.

    11.  Brokerage.  Each party warrants and represents to the other that
         ---------
such party has not retained the services of any real estate broker, finder or any other person whose services would form the basis for any claim for an commission or fee in connection with this Sub-sublease or the transactions contemplated hereby. Each party agrees to save, defend, indemnify and hold the other party free and harmless from any breach of its warranty and representation as set forth in the preceding sentence, including the other party's attorneys' fees.

    12. Sub-sublandlord's Obligations. Except as expressly otherwise provided
        -----------------------------
herein, Sub-sublandlord shall have no obligations to Sub-subtenant with respect to the Premises or the performance by Landlord of any obligations of Landlord under the Master Lease.

    13. Early Termination of Master Lease. If, without the fault of Sub-
        ---------------------------------
sublandlord hereunder the Master Lease should terminate prior to the expiration of this Sub-sublease, Sub-sublandlord shall have no liability to Sub-subtenant. To the extent that the Master Lease grants Sub-sublandlord any discretionary right to terminate the Master Lease, whether due to casualty, condemnation, or otherwise, Sub-sublandlord shall be entitled to exercise or not exercise such right in its sole and absolute discretion.

    14. Holdover. Rent payable during any holdover after termination of this
        --------
Sublease without the consent of Sub-sublandlord shall be one hundred fifty percent (150%) of the Underlying Rent for such period under the Master Sublease.

    15.  Consent of Landlord.  If Sub-sublease desires to take any action which
         -------------------
requires the consent of Landlord pursuant to the terms of the Master Lease, including, without imitation, the making of any alterations, then, notwithstanding anything to the contrary herein, (a) Sub-sublandlord, independently, shall have the same rights of approval or disapproval as Landlord has under the Master Lease, (b) Sub-subtenant shall not take any such action until it obtains the consent of both Sub-sublandlord (whose consent shall not be unreasonably withheld) and Landlord, and (c) Sub-subtenant shall request that Sub-sublandlord obtain Landlord's consent on Sub-subtenant's behalf and Sub-sublandlord shall use commercially reasonable efforts to obtain such consent, unless Sub-sublandlord and Landlord agree that Sub-subtenant may contact Landlord directly with respect to the specific action for which Landlord's consent is required.

    16.  No Third Party Rights.  Except as otherwise expressly provided herein,
         ---------------------
the benefit of the provisions of this Sub-sublease is limited to Sub-sublandlord and Sub-subtenant and to their successors and assigns. No third party shall be construed to have any rights as a third party beneficiary with respect to any of the provisions of this Sub-sublease; provided, however, that Landlord shall be entitled to the benefit of (a) Sub-subtenant's assumption of the Assumed Obligations pursuant to Paragraph 7 above, (b) Sub-subtenant's indemnities under this Sub-sublease and (c) Sub-subtenant's waivers and covenants to hold harmless under this Sub-sublease.

    17.  Sublandlord and Landlord Consent.  This Sub-sublease is subject to the
         --------------------------------
consent of the Sublandlord and Landlord. Sub-sublandlord agrees to use commercially reasonable efforts to obtain the consent of Sublandlord and Landlord to this Sub-sublease as soon as reasonably possible following execution of this Sub-sublease by Sub-subtenant and Sub-sublandlord, and shall provide Sub-subtenant with notice of Sub-sublandlord's submittal of this Sub-sublease to Sublandlord and Landlord for approval. In the event that Sublandlord's or Landlord's consent is not obtained within ten (10) days following the submittal of this Sub-sublease by Sub-sublandlord to Sublandlord and Landlord for consent, each of Sub-sublandlord and Sub-subtenant shall have the right to terminate this Sub-sublease by providing written notice of termination to the other party within five (5) days after the expiration of such ten (10) day period. Unless exercised prior thereto, this right of termination hereunder shall expire upon the delivery to Sub-subtenant of Sublandlord's and Landlord's consent. For purposes of this paragraph, Sublandlord's and Landlord's consent shall be deemed to have been given as of the date when Sublandlord's and Landlord's unconditional consent to this Sub-sublease has been obtained, or, in the event such consent is conditional, the date upon which such conditions have been fully satisfied or waived by Sublandlord and Landlord.

    18.  Counterparts.  This Sub-sublease may be executed in any number of
         ------------
counterparts, each of which counterparts shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

    19.  Status of Sublease.  Sub-sublandlord hereby represents and warrants
         ------------------
to Sub-subtenant that (i) the Master Sublease attached hereto as Exhibit A (with the Master Lease as an exhibit thereto) has been executed and delivered by Sublandlord and Sub-sublandlord and constitutes the entire agreement of the parties thereto relating to the lease of the Premises, (ii) no default or breach by Sub-sublandlord or, to the best of Sub-sublandlord's knowledge, by Sublandlord, exists under the Master Sublease, (iii) no event has occurred that, with the passage of time, the giving of notice, or both, would constitute a default or breach by Sub-sublandlord or, to the best of Sub-sublandlord's knowledge, by Sublandlord under the Master Sublease, and (iv) subject to receipt of Sublandlord s and Landlord's written consent hereto, Sub-sublandlord has the right and power to execute and deliver this Sub-sublease and to perform its obligations hereunder. Sub-sublandlord shall not modify the Master Sublease in such a manner as to increase the obligations of Sub-subtenant hereunder or under the Master Sublease, without the prior written consent of Sub-subtenant, which shall not be unreasonably withheld or delayed.

     IN WITNESS WHEREOF, the parties have executed this Sub-sublease as of the date first written above.

Address:                               SUB-SUBLANDLORD:

Cadence Design Systems, Inc.           CADENCE DESIGN SYSTEMS, INC., a Delaware
2655 Seely Road                        corporation
Bldg. 5, MS 5A1
San Jose, CA 95134                           /s/ John H. Lucus
Attn:  Director, Facilities and        ---------------------------------------
       Real Estate                     By:   John H. Lucus
                                          ------------------------------------
                                       Its:  Director Real Estate
                                           -----------------------------------

                                       By:
                                           -----------------------------------
                                       Its:
                                           -----------------------------------

Address:                               SUB-SUBTENANT:

_______________________________        eGAIN COMMUNICATION CORPORATION,
_______________________________        a Delaware corporation
_______________________________
_______________________________               /s/ Ashutosh Roy
                                       ---------------------------------------
                                       By:    Ashutosh Roy
                                       Its:   Chief Executive Officer


                                       ---------------------------------------
                                       By:
                                          ------------------------------------
                                       Its:
                                           -----------------------------------

AGREED AND APPROVED:

SUBLANDLORD:

CISCO SYSTEMS, INC., a California corporation

  /s/ Ellen E. Jamason
---------------------------------------
By:   Ellen E. Jamason
Its:  Director
      Worldwide Real Estate


LANDLORD:
J.P. DiNAPOLI COMPANIES INC., a ________


----------------------------------------
By:
   -------------------------------------
Its:
    ------------------------------------

                          CONSENT TO SUB-SUBLETTING
                          -------------------------

THIS AGREEMENT ("Agreement") is made as of August 9, 1999 by and among Sequoia M&M LLC, a California limited liability company and Laurel Osgood LLC, a California limited liability company (collectively, "Landlord"), Cisco Systems, Inc., a California corporation ("Tenant"), Cadence Design Systems, Inc., a Delaware corporation ("Subtenant") and eGain Communications Corporation, a Delaware corporation ("Sub-Subtenant"), with reference to the following facts:

     A. Landlord, as successor-in-interest to Sunnyvale Research Plaza Associates, a California limited partnership, and Tenant entered into that certain Standard Form Leak (Industrial; Single-Tenant; Net) dated May __, 1995, ("Master Lease"), relating to certain premises more particularly described in the Master Lease ("Premises").

     B. Tenant, as successor-in-interest to Combinet, Inc., a California corporation, and Subtenant entered into a Sublease dated June 3, 1996 ("Sublease"). By the terms of the Sublease, Tenant subleased to Subtenant and Subtenant subleased from Tenant, all of the Premises consisting of approximately 46,000 square feet of space located at 455 West Maude Avenue, Sunnyvale, California, as more particularly described in the Sublease (the "Sublease Premises").

     C. Subtenant and Sub-Subtenant have entered into a Sub-Sublease dated June __, 1999 ("Sub-sublease") by the terms of which Subtenant will sublease to Sub-Subtenant and Sub-Subtenant will Sub-sublease from Subtenant all of the Sublease Premises, as more particularly described the Sub-Sublease.

     D. Tenant has requested that Landlord consent to Subtenant sub-subletting the Sublease Premises to Sub-Subtenant pursuant to the Sub-Sublease. Landlord has agreed to consent to such subletting on the following terms and conditions.

     NOW, THEREFORE, in consideration of the foregoing, and in consideration of the mutual agreements and covenants hereinafter set forth, Landlord, Tenant, Subtenant and Sub-Subtenant agree as follows:

    1.  Definitions.  Unless otherwise defined in this Agreement, all defined
        -----------
terms used in this Agreement shall have the meaning and definition given them in the Master Lease.

2.  Master Lease.
    -------------

    2.1 Tenant, Subtenant and Sub-Subtenant acknowledge and agree that the "Landlord" identified in the Sub-Sublease is incorrect and the correct name of the Landlord is identified in this Agreement. The Sublease and Sub-Sublease are and shall be at all times subject and subordinate to all of the terms and conditions of the Master Lease. In case of any conflict between the provisions of the Master Lease and the provisions of the Sublease, as between Tenant and Landlord, the provisions of the Master Lease shall prevail unaffected by the Sublease or Sub-Sublease. Sub-Subtenant shall not violate any of the terms and conditions of the Master Lease to the extent applicable to the use and occupancy of the Sublease Premises. Any breach of the Master Lease or Sublease by Tenant, any breach of the Sublease, Sub-sublease or Master Lease by Subtenant or any breach of the Sub-Sublease, Sublease or Master Lease by Sub-Subtenant which results in a breach of the Master Lease shall entitle Landlord to all the rights and remedies provided in the Master Lease,

    2.2 Subtenant and Sub-Subtenant acknowledge and agree that the term of the Sub Sublease shall automatically terminate upon the termination of the Master Lease for any reason whatsoever, including, without limitation, the termination of the Master Lease prior to the expiration of the term thereof pursuant to a written agreement by and between Landlord and Tenant. Notwithstanding any provision to the contrary in the Sublease, Sub-Sublease or in any other agreement, Subtenant and Sub-Subtenant acknowledge that neither of them shall have any right and there shall not be vested in either of them any right to exercise rights of first refusal, option, or other similar preferential rights, if any, given to Tenant under the Master Lease.

    2.3 Subtenant and Sub-Subtenant represent and warrant to Landlord that there are no additional payments of rent or consideration of any type payable by Sub-Subtenant to Subtenant with regard to the Sublease Premises other than as disclosed in the Sub-Sublease, a true and complete copy of which is attached hereto as Exhibit A and incorporated herein by this reference.
                   ---------

    3.  Consent of Landlord.  Landlord hereby consents to the sub-subletting
        -------------------
of the Sublease Premises to Sub-Subtenant pursuant to the terms of the Sub-Sublease. Landlord's consent shall not release or discharge Tenant of any of its obligations under the Master Lease or release, discharge or alter the primary liability of Tenant to pay rent and all other sums due under the Master Lease and to perform. and comply with all other obligations of Tenant under the Master Lease. As between Landlord and Tenant, the Sub-Sublease shall not alter, amend or otherwise modify the provisions of the Master Lease. Landlord shall have no obligations to any party in connection with the Sublease Premises other than those obligations set forth in the Master Lease. Landlord shall not be bound or estopped in any way by the provisions of the Sub-sublease.

    4.  Insurance.
        ---------

        4.1 Sub-Subtenant shall, at Sub-Subtenant's expense, with respect to the Sublease Premises, secure and keep in force during the term of the Sub-Sublease such insurance as is required of Tenant under the Master Lease. Such policy or policies of insurance shall name Landlord and its lenders, if any, as additional insured(s). A certificate evidencing such insurance shall be delivered to Landlord promptly after the date hereof.

        4.2 Landlord, by giving Landlord's consent to the Sub-Sublease, Sub-Subtenant and Subtenant hereby mutually waive their respective rights of recovery against one another for any loss of, or damage to, any of such parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer, whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Sub-Subtenant shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance.

    5.  Assignment and Sub-Subletting.  Sub-Subtenant shall not voluntarily or
        -----------------------------
by operation of law, (1) mortgage, pledge, hypothecate or encumber the Sub-Sublease or any interest therein, (2) assign or transfer the Sub-Sublease or any interest therein, sub-sublet the Sublease Premises or any part thereof, without first obtaining the written consent of Landlord.

    6.  Miscellaneous Provisions.
        ------------------------

        6.1 Subtenant and Sub-Subtenant agree not to amend, modify, supplement, or otherwise change in any respect the Sub-Sublease except with the prior written consent of Landlord, which consent shall not be unreasonably withheld. This Agreement shall not create in Sub-Subtenant, as a third party beneficiary or otherwise, any rights except as set forth in this Agreement.

        6.2 Copies of any notices of default sent by Tenant, Subtenant and/or Sub-Subtenant under the Master Lease, Sublease or Sub-Sublease, as applicable, shall be delivered to Landlord at the address set forth in the Master Lease at the same time such notices are sent to any other party.

        6.3 This Agreement, together with the provisions of the Master Lease relating to subletting or assigning, contains the entire agreement between the parties hereto regarding the matters which are the subject of this Agreement. In the event of a permitted assignment under the Master Lease by Landlord or Tenant of its interest in the Master Lease, then the assignee of either Landlord or Tenant, as appropriate, shall automatically be deemed to be the assignee of Landlord or Tenant under this Agreement, and shall assume their respective obligations. No other assignments of this Agreement shall be permitted, except with the written consent of all parties hereto. Any attempted assignment in violation of this section shall be void. The terms, covenants and conditions of this Agreement shall apply to and bind the heirs, successors, the executors and administrators and permitted assigns of all the parties hereto. The parties acknowledge and agree that no rule or construction, to the effect that any ambiguities are to be resolved against the drafting party, shall be employed in the interpretation of this Agreement. If any provision of this Agreement is determined to be illegal or unenforceable, such determination shall not affect any other provisions of this Agreement, and all such other provisions shall remain in full force and effect.

         6.4 If any party hereto fails to perform any of its obligations under this Agreement or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other parties on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by any party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

        6.5 This Agreement may be executed in any number of counterparts, provided each of the parties hereto executes at least one counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. The parties agree that the delivery of an executed copy of this Agreement by facsimile shall be legal and binding and shall have the same full force and effect as if an original of this Agreement had been delivered. Facsimile signatures shall be binding upon the parties.

        6.6 Tenant, Subtenant and Sub-Subtenant covenant and agree that under no circumstances shall Landlord be liable for any brokerage commission or other charge or expense in connection with the Sub-Sublease or this Agreement and Tenant, Subtenant and Sub-Subtenant agree to protect, defend, indemnify and hold Landlord harmless from the same and from any cost or expense (including but not limited to attorneys' fees) incurred by Landlord in resisting any claim for any such brokerage commission.

        6.7 The terms and provisions of this Agreement shall be construed in accordance with and governed by the laws of the State of California.

        6.8 Tenant, Subtenant and Sub-Subtenant agree that the liability of Landlord hereunder and any recourse by Tenant, Subtenant or Sub-Subtenant against Landlord shall be subject to the limitations on liability set forth in the Master Lease. In addition, neither Landlord, nor any of its constituent members, partners, subpartners, or agents, shall have any personal liability to Tenant, Subtenant and/or Sub-Subtenant.

     IN WITNESS WHEREOF, Landlord, Tenant, Subtenant and Sub-Subtenant have executed this Agreement as of the day and year first hereinabove written.

LANDLORD:

Sequoia M&M LLC, a California limited liability company

By: JP DiNapoli Companies Inc.,
    a California corporation


    By:   /s/ JP DiNapoli
       ------------------------------------------
          JP DiNapoli, President



Laurel Osgood LLC,
a California limited liability company


By:  /s/ J. Philip DiNapoli
   ----------------------------------------------
     J. Philip DiNapoli, Manager

Landlord's Address for Notices:

     c/o The DiNapoli Companies
     99 Almaden Boulevard, Suite 565
     San Jose, California, 95113


TENANT:

Cisco Systems, Inc.
a California corporation


By:  /s/ Ellen Jameson
   ------------------------------------
     Ellen Jameson
     Director
     Worldwide Real Estate


SUBTENANT:

Cadence Design Systems, Inc.
a Delaware corporation


By:  /s/ John Lucus
   ------------------------------------
   Its:
       --------------------------------


By:
   ------------------------------------
   Its:
       --------------------------------


SUB-SUBTENANT:

eGain Communication Corporation, a
Delaware Corporation


By:  /s/ Eric Smit
   ------------------------------------
   Its:   VP Finance
       --------------------------------


By:
   ------------------------------------
   Its:
       --------------------------------


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